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                                                        Exhibit 10(f), Form 10-Q
                                                        For The Quarter Ended
                                                        March 31, 1996
                                                        Fiscal Year Ending
                                                        December 31, 1996
                                                        File No. 1-11237


                                   AT&T Corp.
                             295 North Maple Avenue
                             Basking Ridge, NJ 07920



                                 April 18, 1996



NCR Corporation
1700 South Paterson Boulevard
Dayton, Ohio 45479

AT&T Capital Corporation
44 Whippany Road
Morristown, New Jersey 07960


RE:  License to Use NCR Name and Mark

Ladies and Gentlemen:

         This letter is written in response to the request of AT&T Capital Corporation ("Capital") to AT&T Corp. ("AT&T"), pursuant to Section 2.6(a) of the License Agreement dated as of June 25, 1993 between AT&T and Capital as heretofore amended and supplemented (the "License Agreement"), that Capital and its Subsidiaries be granted a license to use the name "NCR", and associated service marks, in connection with the provision of Financing Services and Other Permitted Services pursuant to the Operating Agreement between NCR Corporation ("NCR") and Capital (the "Operating Agreement"). All capitalized terms used herein without definition have the meanings ascribed to such terms in the License Agreement.

         AT&T and NCR are willing to grant an appropriate license to Capital and to Capital's Subsidiaries (as defined in the License Agreement) engaged in providing Financing Services and Other Permitted Services pursuant to the Operating Agreement, by supplementing Schedule A to the License Agreement in the form attached hereto (the "Supplement"), entitling Capital and such Subsidiaries to use the Additional Applicable Marks (as defined in the Supplement) in connection therewith. Such license is hereby granted on the terms set forth in the License Agreement as modified hereby and by the Supplement, and NCR agrees to be entitled to the benefits of and to be bound by the License Agreement as so modified.




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         If you are in agreement  with the  foregoing  and the  Supplement,  and agree that AT&T is hereby  complying in full with its obligations  under Section
2.6 of the License Agreement with respect to the current trade names and service marks of NCR, please sign in the spaces provided below and on the Supplement. Upon execution by Capital and NCR of a counterpart hereof and of the Supplement, this letter and the Supplement will constitute a binding agreement among AT&T, NCR and Capital (and Capital's Subsidiaries signatory to the License Agreement, which Capital represents that it has authority to bind), supplementing and amending the License Agreement to the extent set forth herein and in the Supplement. Except as set forth herein and in the Supplement, this letter and the Supplement shall not augment, limit or otherwise affect the rights or obligations (including without limitation termination rights) of the parties under the License Agreement.

                                            Yours sincerely,



                                            AT&T Corp.


                                            By: Marilyn J. Wasser
                                               ------------------
                                                Marilyn J. Wasser
                                                Vice President-Law
                                                and Secretary


Agreed and accepted:

NCR Corporation


By: Laura K. Nuquist
   -----------------
    Laura K. Nuquist
    Vice President
    and Secretary


Agreed and accepted:

AT&T Capital Corporation


By: Thomas C. Wajnert
   ------------------
    Thomas C. Wajnert
    Chairman of the Board & CEO




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                  Supplement to Schedule A to License Agreement

                  In contemplation of the distribution by AT&T Corp. ("AT&T") of its interest in NCR Corporation ("NCR") to AT&T's share owners (the "Distribution"), Schedule A to the License Agreement dated as of June 25, 1993 between AT&T (formerly named American Telephone and Telegraph Company) and AT&T Capital Corporation as heretofore supplemented and amended (the "License Agreement") is hereby further amended and supplemented by adding the trade names set forth under "Other Group Members" below (the "Additional Applicable Trade Names") and the related corporate signatures and service marks shown below (the "Additional Applicable Service Marks" and, together with the Additional Applicable Trade Names, the "Additional Applicable Marks"), subject to the provisions set forth below. All capitalized terms used herein without definition have the meanings ascribed to such terms in the License Agreement. As used in this Supplement, the term "Group Members" shall mean all Subsidiaries of the Licensee entitled to use the Additional Applicable Marks hereunder.


                        MARKS, APPLICABLE TRADE NAMES AND
                            APPLICABLE SERVICE MARKS

                         Corporate Names and Other Marks

         Licensee:

         The Additional Applicable Marks shall be licensed to the Licensee; provided that the Licensee shall not use such Additional Applicable Marks in its corporate name or as part of an assumed, fictitious or "doing business" name. In Section 2.1 of the License Agreement (as amended by the letter agreement dated May 30, 1995 between AT&T and AT&T Capital Corporation), only clause (ii) of the first sentence and only clause (z) of the second sentence shall be applicable to NCR.


         Other Group Members:

         The Additional Applicable Trade Names set forth below shall be licensed to any Subsidiary of the Licensee that does not have a corporate name in which the name "AT&T" or "Lucent" (or the name of a NCR competitor) appears, including, without limitation, any of the following (which may include corporate or other legal entity identifiers, such as "Corp.", "Company" or "LLC"):


         NCR Capital
         NCR Credit
         NCR Leasing
         NCR Finance

         and other comparable names, that use "NCR" in conjunction with "Capital", "Finance", "Leasing" or "Credit").

         Notwithstanding   the  foregoing,   prior  to  the  Distribution,   any
         Subsidiary of the Licensee may use the Additional Applicable Trade Names pursuant to the License Agreement, as modified hereby.




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Additional Applicable Service Marks





                  [NCR logos]





The above corporate logos and signatures may be used by the Licensee and the Group Members referred to above only in conjunction with the Additional Applicable Trade Names described in this Supplement; provided such use (in terms of size, color, prominence and other graphic matters) complies with the standard guidelines to be provided to Capital by NCR from time to time with respect to such matters.

                  Notwithstanding anything to the contrary in the License Agreement, the license granted to the Licensee and the Group Members specified above to use the Additional Applicable Marks shall be limited as follows:

                  1. Without NCR's prior written consent, neither the Licensee nor any Group Member shall use any Additional Applicable Mark in connection with
(A) offering or issuing any Securities (except that the Licensee or any Group Member may use such Additional Applicable Marks in connection with issuing any Securities to the Licensee or its Affiliates or any other Person that is a co-venturer of the Licensee or its Affiliates, provided that the Licensee retains direct or indirect control over such Group Member), (B) entering into any loan or credit agreement or interest rate or currency exchange or other agreement with any financial institution (or institutions) or other Person (or Persons) (other than the Licensee or its Affiliates or any other Person that is a co-venturer of the Licensee or its Affiliates, provided that the Licensee retains direct or indirect control over such Group Member) or (C) otherwise incurring indebtedness for borrowed money or obtaining equity investments from any Person (other than the Licensee or its Affiliates or any other Person that is a co-venturer of the Licensee or its Affiliates, provided that the Licensee retains direct or indirect control over such Group Member).

                  2. To the extent applicable to the Additional Applicable Marks (or additional trade names or service marks licensed by NCR or its Subsidiaries pursuant to the License Agreement), all references to "AT&T", the "AT&T Entities" or the "Licensor" contained in the License Agreement shall be deemed to refer to NCR (and its Subsidiaries, as applicable), and all references therein to the "parties" shall be deemed to include NCR, except where such an interpretation would be unreasonable; provided, however, that NCR makes no representation or warranty with respect to the ownership, validity and non-infringing use of the Additional Applicable Service Marks, and, accordingly, Sections 5.1(ii) and (iii) shall not apply to NCR with respect to the Additional Applicable Service Marks, except that NCR will indemnify and hold harmless Capital and its Subsidiaries against


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third party claims against NCR and Capital or any of its  Subsidiaries for money damages arising out of Capital's and its Subsidiaries' use of the Additional Applicable Service Marks in accordance with the Licence Agreement as amended hereby, other than claims arising solely out of Capital's and its Subsidiaries' use of the Additional Applicable Service Marks.

                  3. No Additional Applicable Mark shall be used together with any other Mark (including without limitation, in connection with Financing Services or Other Permitted Services, the marks "AT&T" and "Lucent" and affiliated corporate signatures), except to the extent the Licensee is entitled to so use such Additional Applicable Mark in conjunction with the "AT&T" Mark pursuant to the License Agreement during the term thereof.




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                  This  Supplement  to Schedule A to License  Agreement  is duly executed by the undersigned as of this 18th day of April, 1996.

AT&T Corp.


By: Marilyn J. Wasser
    -----------------
    Marilyn J. Wasser
    Vice President-Law
    and Secretary



NCR Corporation


By: Laura K. Nuquist
    ----------------
    Laura K. Nuquist
    Vice President
    and Secretary



AT&T Capital Corporation


By: Thomas C. Wajnert
   ------------------
   Thomas C. Wajnert
   Chairman of the Board & CEO



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